Exhibit 99.2 Enterprise Financial Services Corp 2025 Third Quarter Earnings Webcast

2 Some of the information in this report may contain “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include projections based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, liquidity, yields and returns, loan diversification and credit management, stockholder value creation and the impact of acquisitions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “pro forma,” “pipeline” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in the forward-looking statements and future results could differ materially from historical performance. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: our ability to efficiently integrate acquisitions into our operations, retain the customers of these businesses and grow the acquired operations; our ability to collect insurance proceeds from claims made related to tax recapture events; credit risk; changes in the appraised valuation of real estate securing impaired loans; outcomes of litigation and other contingencies; exposure to general and local economic and market conditions, high unemployment rates, higher inflation and its impacts (including U.S. federal government measures to address higher inflation), impacts of trade and tariff policies, U.S. fiscal debt, budget and tax matters (including the effect of a prolonged U.S. federal government shutdown), and any slowdown in global economic growth; risks associated with rapid increases or decreases in prevailing interest rates; our ability to attract and retain deposits and access to other sources of liquidity; changes in business prospects that could impact goodwill estimates and assumptions; consolidation within the banking industry; competition from banks and other financial institutions; the ability to attract and retain relationship officers and other key personnel; burdens imposed by federal and state regulation; changes in legislative or regulatory requirements, as well as current, pending or future legislation or regulation that could have a negative effect on our revenue and business, including rules and regulations relating to bank products and financial services; changes in accounting policies and practices or accounting standards; natural disasters (including wildfires and earthquakes); terrorist activities, war and geopolitical matters (including the war in Israel and potential for a broader regional conflict and the war in Ukraine and the imposition of additional sanctions and export controls in connection therewith), or pandemics, or other health emergencies and their effects on economic and business environments in which we operate, including the related disruption to the financial market and other economic activity; and those factors and risks referenced from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and the Company’s other filings with the SEC. The Company cautions that the preceding list is not exhaustive of all possible risk factors and other factors could also adversely affect the Company’s results. For any forward-looking statements made in this press release or in any documents, EFSC claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Annualized, pro forma, projected and estimated numbers in this document are used for illustrative purposes only, are not forecasts and may not reflect actual results. Readers are cautioned not to place undue reliance on any forward-looking statements. Except to the extent required by applicable law or regulation, EFSC disclaims any obligation to revise or publicly release any revision or update to any of the forward-looking statements included herein to reflect events or circumstances that occur after the date on which such statements were made. Forward-Looking Statements

3 Financial Highlights - 3Q25* Capital • Tangible Common Equity/Tangible Assets** 9.60%, compared to 9.42% • Tangible Book Value Per Common Share** $41.58, compared to $40.02 • CET1 Ratio 12.0%, compared to 11.9% • Quarterly common stock dividend of $0.31 per share in third quarter 2025 ($0.01 increase) • Quarterly preferred stock dividend of $12.50 per share ($0.3125 per depositary share) • Net Income $45.2 million, down $6.1 million; EPS $1.19 • Net Interest Income $158.3 million, up $5.5 million; NIM 4.23% • PPNR** $65.6 million, down $2.5 million • Adjusted ROAA** 1.12%, compared to 1.31%; PPNR ROAA** 1.61%, compared to 1.72% • Adjusted ROATCE** 11.70%, compared to 13.96% Earnings *Comparisons noted below are to the linked quarter unless otherwise noted. **A Non-GAAP Measure, Refer to Appendix for Reconciliation.

4 Financial Highlights, continued - 3Q25* *Comparisons noted below are to the linked quarter unless otherwise noted. **A Non-GAAP Measure, Refer to Appendix for Reconciliation. Loans & Deposits • Loans $11.6 billion, up $174.3 million • Loan/Deposit Ratio 85.4% • Sold $22.2 million of SBA loans, gain of $1.1 million • Deposits $13.6 billion, up $250.6 million or $240.5 million excluding brokered CDs • Noninterest-bearing Deposits/Total Deposits 32% Asset Quality • Nonperforming Loans/Loans 1.10% • Nonperforming Assets/Assets 0.83% • Allowance Coverage Ratio 1.29%; 1.40% adjusted for guaranteed loans** • Net Charge-Offs $4.1 million

5 Loan Details 3Q25 2Q25 3Q24 Qtr Change LTM Change C&I $ 2,321 $ 2,317 $ 2,145 $ 4 $ 176 CRE Investor Owned 2,627 2,548 2,347 79 280 CRE Owner Occupied 1,297 1,282 1,323 15 (26) SBA loans* 1,258 1,249 1,273 9 (15) Sponsor Finance* 774 771 819 3 (45) Life Insurance Premium Financing* 1,152 1,156 1,030 (4) 122 Tax Credits* 781 708 724 73 57 Residential Real Estate 359 357 346 2 13 Construction and Land Development 784 773 797 11 (13) Other 230 248 276 (18) (46) Total Loans $ 11,583 $ 11,409 $ 11,080 $ 174 $ 503 *Specialty loan category. $ In Millions

6 Loans By Region Specialty Lending $3,990 $4,141 $4,213 3Q24 2Q25 3Q25 $ In Millions Midwest $3,194 $3,186 $3,193 3Q24 2Q25 3Q25 Southwest $1,680 $1,890 $2,005 3Q24 2Q25 3Q25 Note: Excludes “Other” loans; Region Components: Midwest (St. Louis & Kansas City), Southwest (AZ, NM, Las Vegas, TX), West (Southern California) West $1,940 $1,944 $1,942 3Q24 2Q25 3Q25

7 Deposit Details 3Q25 2Q25 3Q24 Qtr Change LTM Change Noninterest-bearing demand accounts $ 4,387 $ 4,322 $ 3,934 $ 65 $ 453 Interest-bearing demand accounts 3,302 3,185 3,049 117 253 Money market accounts 3,703 3,676 3,568 27 135 Savings accounts 526 533 553 (7) (27) Certificates of deposit: Brokered 762 752 481 10 281 Customer 888 849 880 39 8 Total Deposits $ 13,568 $ 13,317 $ 12,465 $ 251 $ 1,103 Deposit Verticals (included in total deposits)* $ 3,774 $ 3,585 $ 3,093 $ 189 $ 681 $ In Millions * Total deposits excluding Deposit Verticals and brokered CDs increased $52 million from 2Q25 and increased $141 million from 3Q24

8 Deposits By Region Deposit Verticals $3,093 $3,585 $3,774 3Q24 2Q25 3Q25 $ In Millions Note: Region Components: Midwest (St. Louis & Kansas City), Southwest (AZ, NM, Las Vegas, TX), West (Southern California) *Includes brokered balances Midwest* $6,205 $6,340 $6,392 3Q24 2Q25 3Q25 West* $1,196 $1,333 $1,340 3Q24 2Q25 3Q25 Southwest $1,971 $2,059 $2,062 3Q24 2Q25 3Q25

Differentiated Deposit Verticals


Legal Industry and Escrow Services 22.4%
Property Management 38.4%
Community Associations 39.2%

- **$3.77 billion - 28% of total deposits**
- **$3.81 billion - Average deposits for 3Q25**
- **$27.2 million - Related deposit costs in noninterest expense, resulting in an average deposit vertical cost of 2.83% in 3Q25**
- **$132.7 million - Average Deposits per Branch for FDIC Insured Banks with a deposit portfolio between $5-20B***
  - **29 - The national deposit vertical portfolio is the equivalent of 29 traditional bank branches**

Data Source: Deposit data as of June 30th, 2025, per the FDIC Summary of Deposits.

Community Associations

$1.5 billion in deposit accounts specifically designed to serve the needs of community associations.

Property Management

$1.5 billion in deposits. Specializing in the compliance of Property Management Trust Accounts.

Legal Industry and Escrow Services

$844 million in deposits. Product lines providing services to independent escrow and non-depository trust companies.


$1,500
$1,000
$500
$—
$ In Millions
Community Associations
Property Management
Legal Industry and Escrow Services
3Q24
4Q24
1Q25
2Q25
3Q25

9

10 Core Funding Mix Commercial Business Banking Consumer $ In Millions 1At September 30, 2025. Note: Brokered deposits were $1.0 billion at 3Q25; 3.65% cost of funds Deposit Verticals 3Q25 Total Portfolio Average Account Size & Cost of Funds COMMERCIAL BUSINESS BANKING CONSUMER DEPOSIT VERTICALS Average account size ($ in thousands) 3Q25 $ 324 $ 82 $ 23 $ 105 Cost of funds 3Q251 2.19% 1.36% 1.49% 0.81% • ~80% of commercial deposits utilize Treasury Management services • ~90% of checking and savings accounts utilize online banking services • ~60% of commercial deposits have a lending relationship Overview 27% 34% 34% 36% 39% 17% 5% 6% 30% 26% 18% 20% 65%8% 26% $4,609 $3,774$2,590$1,593 DDA IB DDA MMA SAV CD 1 yr or less CD > 1 yr

11 Earnings Per Share Trend - 3Q25 $1.36 $0.12 $(0.09) $(0.11) $(0.09) $1.19 2Q25 Net Interest Income Noninterest Income Provision for Credit Losses Noninterest Expense 3Q25 Change in Diluted EPS1 1Excluding the effect of the current period recaptured tax credits and anticipated insurance recovery of $30.1 million from both noninterest income and tax expense.

12 $143.5 $146.4 $147.5 $152.8 $158.3 4.17% 4.13% 4.15% 4.21% 4.23% 5.27% 4.66% 4.33% 4.33% 4.30% Net Interest Income Net Interest Margin Avg Fed Funds Rate 3Q24 4Q24 1Q25 2Q25 3Q25 Net Interest Income Trend $ In Millions Net Interest Income 3Q24 4Q24 1Q25 2Q25 3Q25 Net Interest Income - FTE $ 145.6 $ 148.6 $ 150.0 $ 155.5 $ 161.3 Purchase Accounting Amortization/(Accretion) 0.5 0.8 0.2 0.4 0.6 Adjusted Net Interest Income - FTE (Excluding Purchase Accounting) $ 146.1 $ 149.4 $ 150.2 $ 155.9 $ 161.9 Net Interest Margin 4.17% 4.13% 4.15% 4.21% 4.23 % Purchase Accounting Amortization/(Accretion) 0.01% 0.02% 0.01% 0.01% 0.02 % Adjusted Net Interest Income - FTE (Excluding Purchase Accounting) 4.18% 4.15% 4.16% 4.22% 4.25%

13 Net Interest Margin 6.95% 6.73% 6.57% 6.64% 6.64% 3.40% 3.51% 3.75% 3.86% 3.93% 6.26% 6.05% 5.93% 6.00% 5.99% Earning asset yield Securities yield Loan yield 3Q24 4Q24 1Q25 2Q25 3Q25 3.22% 2.96% 2.77% 2.70% 2.67% 2.18% 2.00% 1.83% 1.82% 1.80% 3.28% 3.02% 2.84% 2.81% 2.77% Interest-bearing deposit rate Total cost of deposits Interest-bearing liabilities 3Q24 4Q24 1Q25 2Q25 3Q25 Components of Interest-bearing LiabilitiesComponents of Interest-earning Assets 4.21% 0.02% 0.02% 0.01% (0.03)% 4.23% 2Q25 Loans Securities Borrowings Funding Mix 3Q25 Margin Bridge

14 14 26 (4) 2 14 3Q24 4Q24 1Q25 2Q25 3Q25 $80 $140 $78 $110 $174 44.1% 41.5% 41.9% 45.9% 45.0% Organic Loans Avg Line Draw % 3Q24 4Q24 1Q25 2Q25 3Q25 3Q25 2Q25 3Q24 NPLs/Loans 1.10% 0.93% 0.26 % NPAs/Assets 0.83% 0.71% 0.22 % ACL/NPLs 116.4% 137.2% 492.6 % ACL/Loans** 1.40% 1.38% 1.38 % Annualized Net Charge-offs (Recoveries) to Average Loans Provision for Credit Losses* $4.1 $6.8 $5.2 $3.5 $8.4 3Q24 4Q24 1Q25 2Q25 3Q25 $ In Millions bps bps bpsbps bps $ In Millions Loan Growth and Average Line of Credit Utilization *Includes credit loss expense on loans, investments and unfunded commitments. **Excludes guaranteed loans. A Non-GAAP Measure, Refer to Appendix for Reconciliation. Credit Trends

15 $145.1 $7.9 $(4.1) $148.9 ACL 2Q25 Portfolio Changes Net Charge-offs ACL 3Q25 Allowance for Credit Losses for Loans $ In Millions • New loans and changes in composition of existing loans • Changes in risk ratings, past due status and reserves on individually evaluated loans • Changes in macroeconomic and qualitative factors $ In Millions 3Q25 Loans ACL ACL as a % of Loans Commercial and industrial $ 4,944 $ 72 1.46 % Commercial real estate 5,179 52 1.00 % Construction real estate 858 13 1.52 % Residential real estate 365 9 2.47 % Other 237 3 1.27 % Total $ 11,583 $ 149 1.29 % Reserves on sponsor finance, agricultural, and investor office CRE loans, which are included in the categories above, represented $27.5 million, $2.4 million, and $9.0 million, respectively. Total ACL as a percentage of loans excluding $922.2 million of government guaranteed loans was 1.40%*. Key Assumptions: • Reasonable and supportable forecast period is one year with a one year reversion period. • Forecast considers a weighted average of baseline, upside and downside scenarios. • Primary macroeconomic factors: ◦ Percentage change in GDP ◦ Unemployment ◦ Percentage change in Retail Sales ◦ Percentage change in CRE Index *A Non-GAAP Measure, Refer to Appendix for Reconciliation.

16 Noninterest Income Trend $21.4 $20.6 $18.5 $20.6 $46.6 $8.3 $4.7 $6.4 $8.5 $6.8 $30.1 $3.3 $6.0 $2.6 $2.2 $(0.3) $4.6 $4.7 $4.4 $4.9 $4.9 $2.6 $2.5 $2.4 $2.4 $2.5 $2.6 $2.7 $2.7 $2.6 $2.6 13.0% 12.4% 11.1% 11.9% 22.8% Other Recaptured Tax Credit Insurance Proceeds* Tax Credit Income (Loss) Deposit Services Charge Card Services Wealth Management Noninterest income/Total income 3Q24 4Q24 1Q25 2Q25 3Q25 $8.3 $4.7 $6.4 $8.5 $6.8 $1.7 $1.7 $1.7 $2.1 $1.8 $0.5 $0.5 $0.5 $0.5 $0.6 $1.1 $0.9 $0.9 $2.6 $2.1$1.0 $0.1 $0.3 $1.2 $0.3 $0.7 $1.4 $0.3$0.6 $0.3 $0.7 $0.5 $0.6 $3.2 $0.1 $1.9 $1.2 $1.1 Miscellaneous Servicing Fees BOLI Swap Fees CDE Private Equity Fund Distribution Gain on Sale of OREO Gain on SBA Loan Sales 3Q24 4Q24 1Q25 2Q25 3Q25 $ In Millions Noninterest Income Other Noninterest Income Detail *Represents anticipated recapture of $24.1 million solar tax credit and approximately $6.0 million of estimated tax liability related to anticipated proceeds from pending insurance claim related to the recapture event.

17 Noninterest Expense Trend Noninterest Expense $ In Millions $23.0 $24.2 $23.4 $25.1 $27.5 $1.4 $1.9 $0.5 $0.6 $23.8 $22.9 $23.8 $24.8 $27.2 $4.4 $4.3 $4.4 $5.1 $4.9 $45.4 $46.2 $48.2 $50.2 $49.6 58.4% 57.1% 58.8% 59.3% 61.0% $98.0 $99.5 $99.8 $105.7 $109.8 Other Core conversion expense Acquisition costs Deposit costs Occupancy Employee compensation and benefits Core efficiency ratio* 3Q24 4Q24 1Q25 2Q25 3Q25 $23.0 $24.2 $23.4 $25.1 $27.5 $10.9 $11.9 $10.7 $11.4 $12.6 $4.1 $4.6 $4.8 $4.8 $5.0 $1.6 $1.6 $1.7 $1.5 $2.2$3.3 $3.1 $3.1 $3.4 $3.6 $2.2 $2.1 $2.2 $3.2 $3.4 $0.9 $0.9 $0.9 $0.8 $0.7 Miscellaneous Data processing Professional fees FDIC and other insurance Loan, legal expenses Amortization expense 3Q24 4Q24 1Q25 2Q25 3Q25 *A Non-GAAP Measure, Refer to Appendix for Reconciliation. Other Noninterest Expense Detail

18 Capital Tangible Common Equity/Tangible Assets 9.50% 9.05% 9.30% 9.42% 9.60% Tangible Common Equity/Tangible Assets* 3Q24 4Q24 1Q25 2Q25 3Q25 *A Non-GAAP Measure, Refer to Appendix for Reconciliation. **Preliminary regulatory capital ratios. Regulatory Capital 10.0% 14.8% 14.6% 14.7% 14.7% 14.4% 6.5% 11.9% 11.8% 11.8% 11.9% 12.0% CET1 Tier 1 Total Risk Based Capital Minimum "Well Capitalized" Ratio 3Q24 4Q24 1Q25 2Q25 3Q25 8.0% 13.2% 13.1% 13.1% 13.2% EFSC Capital Strategy: Low Cost - Highly Flexible High Capital Retention Rate – Strong earnings profile – Sustainable dividend profile Supporting Robust Asset Growth – Organic loan and deposit growth – High quality M&A to enhance commercial franchise and geographic diversification Maintain High Quality Capital Stack – Minimize WACC over time (preferred, sub debt, etc.) – Optimize capital levels CET1 ~10%, Tier 1 ~12%, and Total Capital ~14% Maintain 8-9% TCE – M&A deal structures – Drives ROATCE above peer levels TBV and Dividends per Share $37.26 $37.27 $38.54 $40.02 $41.58 $0.27 $0.28 $0.29 $0.30 $0.31 TBV/Share* Dividends per Share 3Q24 4Q24 1Q25 2Q25 3Q25 13.3% **

Appendix

20 Investment Portfolio Breakout AFS & HTM Securities Obligations of U.S. Government- sponsored enterprises 7% Obligations of states and political subdivisions 44% Agency mortgage- backed securities 42% Corporate debt securities 3% U.S. Treasury bills 4% TOTAL $3.4 billion • Effective duration of 5.2 years balances the short 3-year duration of the loan portfolio • Cash flows next 12 months of approximately $591.7 million • 3.93% tax-equivalent yield • Municipal bond portfolio rated A or better • Laddered maturity and repayment structure for consistent cash flows Overview Total AFS (Fair Value) Total HTM (Fair Value) AFS Securities (Net Unrealized Loss) HTM Securities (Net Unrealized Loss) 3Q24 4Q24 1Q25 2Q25 3Q25 $— $1,000 $2,000 $3,000 $(200) $(100) $— $100 $ In Millions $241.4 $359.4 $314.9 $348.6 $226.6 4.97% 5.10% 5.20% 5.30% 4.99% Principal Cost Yield (TEQ) 3Q24 4Q24 1Q25 2Q25 3Q25 Investment Purchase Yield $ In Millions Investment Portfolio

21 EFSC Borrowing Capacity $5.7 $6.1 $6.3 $1.1 $1.1 $1.0 $2.9 $3.2 $3.3 $0.1 $0.2 $0.2 $1.6 $1.6 $1.8 44% 45% 47% FHLB borrowing capacity FRB borrowing capacity Fed Funds lines Unpledged securities Borrowing capacity/Deposits 1Q25 2Q25 3Q25 $ In Billions End of Period and Average Loans to Deposits 89% 85% 87% 86% 85%87% 86% 86% 86% 84% End of period Loans/Deposits Avg Loans/Avg Deposits 3Q24 4Q24 1Q25 2Q25 3Q25 • $1.0 billion available FHLB capacity • $3.3 billion available FRB capacity • $160.0 million in eight federal funds lines • $1.8 billion in unpledged investment securities • $472.0 million cash • $25.0 million available line of credit • Portfolio of saleable SBA loans • Investment portfolio/total assets of 21% • FHLB maximum credit capacity is 45% of assets $0.6 $0.5 $0.4 $0.4 $0.3 $0.6 $1.1 $1.5 $1.9 $2.2 Annual Cash Flows Cumulative Cash Flows 2025 2026 2027 2028 2029 Investment Portfolio Cash Flows* $ In Billions Strong Liquidity Profile *Trailing 12 months ending September 30 of each year Liquidity

22 Office CRE (Non-owner Occupied) Total $536.5 million Midwest 44.9% Southwest 31.3% West 19.7% Specialty 4.1% Office CRE Loans by Location Real Estate/ Rental/Leasing 88.8% Health Care and Social Assistance 4.4% Other 6.8% Office CRE Loans by Industry Type Size Average Risk Rating Number of Loans Balance Average Balance > $10 Million 5.64 14 $ 210.8 $ 15.1 $5-10 Million 4.92 12 80.2 6.7 $2-5 Million 5.27 41 136.8 3.3 < $2 Million 5.34 192 108.7 0.6 Total 5.32 259 $ 536.5 $ 2.1 Office CRE Loans by Size $ In Millions • Average loan-to-origination value 52% • 71% of loans have recourse to owners • Average debt-service coverage ratio (DSCR) of 1.52x • Average market occupancy of 88%; average rents of $24 psf • 42% Class A, 54% Class B, 4% Class C • $13.5 million unfunded commitments 22

23 Use of Non-GAAP Financial Measures The Company’s accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as tangible common equity, PPNR, ROATCE, adjusted ROATCE, adjusted ROAA, allowance coverage ratio adjusted for guaranteed loans, PPNR return on average assets (“PPNR ROAA”), core efficiency ratio, tangible common equity to tangible assets, and tangible book value per common share, in this release that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its tangible common equity, PPNR, ROATCE, adjusted ROATCE, adjusted ROAA, allowance coverage ratio adjusted for guaranteed loans, PPNR return on average assets (“PPNR ROAA”), core efficiency ratio, tangible common equity to tangible assets, and tangible book value per common share, collectively “core performance measures,” presented in this earnings release and the included tables as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of certain non-comparable items, and the Company’s operating performance on an ongoing basis. Core performance measures exclude certain other income and expense items, such as the FDIC special assessment, acquisition costs, core conversion expenses, accrued insurance proceeds anticipated to be received as a result of recaptured tax credits, and the gain or loss on sale of other real estate and investment securities, that the Company believes to be not indicative of or useful to measure the Company’s operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures. The Company believes that the tangible common equity ratio provides useful information to investors about the Company’s capital strength even though it is considered to be a non-GAAP financial measure and is not part of the regulatory capital requirements to which the Company is subject. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company’s performance and capital strength. The Company’s management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company’s operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the attached tables, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measures for the periods indicated.

24 Reconciliation of Non-GAAP Financial Measures At ($ in thousands) September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 STOCKHOLDERS’ EQUITY TO TANGIBLE COMMON EQUITY, TOTAL ASSETS TO TANGIBLE ASSETS, TANGIBLE BOOK VALUE PER COMMON SHARE, AND TANGIBLE COMMON EQUITY TO TANGIBLE ASSETS Stockholders’ equity (GAAP) $ 1,982,332 $ 1,922,899 $ 1,868,073 $ 1,824,002 $ 1,832,011 Less preferred stock 71,988 71,988 71,988 71,988 71,988 Less goodwill 365,164 365,164 365,164 365,164 365,164 Less intangible assets 6,140 6,876 7,628 8,484 9,400 Tangible common equity (non-GAAP) $ 1,539,040 $ 1,478,871 $ 1,423,293 $ 1,378,366 $ 1,385,459 Common shares outstanding 37,011 36,950 36,928 36,988 37,184 Tangible book value per common share (non-GAAP) $ 41.58 $ 40.02 $ 38.54 $ 37.27 $ 37.26 Total assets (GAAP) $ 16,400,430 $ 16,076,299 $ 15,676,594 $ 15,596,431 $ 14,954,125 Less goodwill 365,164 365,164 365,164 365,164 365,164 Less intangible assets 6,140 6,876 7,628 8,484 9,400 Tangible assets (non-GAAP) $ 16,029,126 $ 15,704,259 $ 15,303,802 $ 15,222,783 $ 14,579,561 Tangible common equity to tangible assets (non-GAAP) 9.60% 9.42% 9.30% 9.05% 9.50 % ALLOWANCE COVERAGE RATIO ADJUSTED FOR GUARANTEED LOANS Loans (GAAP) $ 11,583,109 $ 11,408,840 $ 11,298,763 $ 11,220,355 $ 11,079,892 Less guaranteed loans 922,168 913,118 942,651 947,665 928,272 Adjusted loans (non-GAAP) $ 10,660,941 $ 10,495,722 $ 10,356,112 $ 10,272,690 $ 10,151,620 Allowance for credit losses $ 148,854 $ 145,133 $ 142,944 $ 137,950 $ 139,778 Allowance for credit losses/loans (GAAP) 1.29% 1.27% 1.27% 1.23% 1.26 % Allowance for credit losses/adjusted loans (non-GAAP) 1.40% 1.38% 1.38% 1.34% 1.38%

25 Reconciliation of Non-GAAP Financial Measures Quarter ended ($ in thousands) September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 RETURN ON AVERAGE TANGIBLE COMMON EQUITY (ROATCE) AND RETURN ON AVERAGE ASSETS (ROAA) Average stockholder’s equity (GAAP) $ 1,964,126 $ 1,906,089 $ 1,863,272 $ 1,844,509 $ 1,804,369 Less average preferred stock 71,988 71,988 71,988 71,988 71,988 Less average goodwill 365,164 365,164 365,164 365,164 365,164 Less average intangible assets 6,498 7,237 8,026 8,930 9,855 Average tangible common equity (non-GAAP) $ 1,520,476 $ 1,461,700 $ 1,418,094 $ 1,398,427 $ 1,357,362 Net income (GAAP) $ 45,235 $ 51,384 $ 49,961 $ 48,834 $ 50,585 Core conversion expense (after tax) — — — 1,424 1,034 Acquisition costs (after tax) 549 462 — — — Less gain on sale of investment securities (after tax) — — 80 — — Less net gain (loss) on sale of other real estate owned (after tax) 5 42 17 (51) 2,375 Net income adjusted (non-GAAP) $ 45,779 $ 51,804 $ 49,864 $ 50,309 $ 49,244 Less preferred stock dividends 938 937 938 937 938 Net income available to common stockholders adjusted (non-GAAP) $ 44,841 $ 50,867 $ 48,926 $ 49,372 $ 48,306 ROATCE (non-GAAP) 11.56% 13.84% 14.02% 13.63% 14.55 % Adjusted ROATCE (non-GAAP) 11.70% 13.96% 13.99% 14.05% 14.16 % Average assets $ 16,178,066 $ 15,859,721 $ 15,642,999 $ 15,309,577 $ 14,849,455 Return on average assets (GAAP) 1.11% 1.30% 1.30% 1.27% 1.36 % Adjusted return on average assets (non-GAAP) 1.12% 1.31% 1.29% 1.31% 1.32%

Reconciliation of Non-GAAP Financial Measures

	Quarter ended				
($ in thousands)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
PRE-PROVISION NET REVENUE					
Net interest income	$ 158,286	$ 152,762	$ 147,516	$ 146,370	$ 143,469
Noninterest income	46,649	20,604	18,483	20,631	21,420
Core conversion expense	—	—	—	1,893	1,375
Acquisition costs	609	518	—	—	—
Less gain on sale of investment securities	—	—	106	—	—
Less net gain (loss) on sale of other real estate owned	7	56	23	(68)	3,159
Less insurance recoveries[1]	30,137	—	—	—	—
Less noninterest expense	109,790	105,702	99,783	99,522	98,007
PPNR (non-GAAP)	$ 65,610	$ 68,126	$ 66,087	$ 69,440	$ 65,098
Average assets	$ 16,178,066	$ 15,859,721	$ 15,642,999	$ 15,309,577	$ 14,849,455
PPNR ROAA (non-GAAP)	1.61 %	1.72 %	1.71 %	1.80 %	1.74 %
CORE EFFICIENCY RATIO					
Net interest income (GAAP)	$ 158,286	$ 152,762	$ 147,516	$ 146,370	$ 143,469
Tax-equivalent adjustment	3,045	2,738	2,475	2,272	2,086
Noninterest income (GAAP)	46,649	20,604	18,483	20,631	21,420
Less insurance recoveries[1]	30,137	—	—	—	—
Less gain on sale of investment securities	—	—	106	—	—
Less net gain (loss) on sale of other real estate owned	7	56	23	(68)	3,159
Core revenue (non-GAAP)	$ 177,836	$ 176,048	$ 168,345	$ 169,341	$ 163,816
Noninterest expense (GAAP)	$ 109,790	$ 105,702	$ 99,783	$ 99,522	$ 98,007
Less core conversion expense	—	—	—	1,893	1,375
Less amortization on intangibles	736	753	855	916	927
Less acquisition costs	609	518	—	—	—
Core revenue (non-GAAP)	$ 108,445	$ 104,431	$ 98,928	$ 96,713	$ 95,705
Core efficiency ratio (non-GAAP)	61.0 %	59.3 %	58.8 %	57.1 %	58.4 %

[1]Represents anticipated recapture of $24.1 million solar tax credit and approximately $6.0 million of estimated tax liability related to anticipated proceeds from pending insurance claim related to the recapture event.

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